SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C.  20549



                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  June 30, 1996


                          NATURAL WAY TECHNOLOGIES, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                  33-55354-04
                           ------------------------
                           (Commission File Number)

              Nevada                                     87-0394341
-------------------------------               ---------------------------------
(State or other jurisdiction of
 incorporation)                               (IRS Employer Identification No.)


                      Room 3105, 31/F, Universal Trade Centre
                      3-5A Arbuthnot Road, Central, Hong Kong
             -----------------------------------------------------
              (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code:  (852) 2521-6296



                              Energy Systems, Inc.
                1111 Caroline, suite 2905, Houston, Texas  77010
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     As a result of the acquisition detailed in Item 2, supra, control of the Registrant passed to the former shareholders of China Medical Development, Ltd. The new controlling shareholders are:

                              Number of     Percent
                               Shares       of Class
                              ---------     --------

Beautimate Limited            6,900,000     84.1%
Ongoing Limited                 100,000      1.2%


     In addition, each of these shareholders were issued the following Series B Preferred Shares whose vote on al corporate matters is equivalent to 30% of the total vote:

                            Number of       Percent
                             Shares         of Class
                            ---------       --------
Beautimate Limited          100,000         100%
Ongoing Limited                   0           0%


     Beautimate Limited is controlled by the following persons, each of whom may be considered to be beneficial owners of the shares held by Beautimate
Limited:  Yiu Yat Hung - 34%; Yiu Yat On - 33%; Yao Yi Le - 13%; Yao Shu Zheng
 - 10%; and Yao Yi Ming - 10%.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     As of the close of business on June 30, 1996, the Registrant acquired all of the issued and outstanding capital stock of China Medical Development Co. Ltd., a British Virgin Islands corporation ("China Medical") in exchange for 7,000,000 shares of the Registrant's Common Stock, $0.001 par value, 100,000 shares of Series B Preferred Stock and infusion into China Medical of $4,200,000 in cash. The common Stock issued represents approximately 85.37% of the Registrant's issued and outstanding Common Stock following the acquisition. The Series B Preferred Stock has voting rights which will always be equal to 30% of the total vote on any corporate matter. The acquisition agreement also provided that the shareholders of China Medical would receive an aggregate of 21,000,000 warrants to acquire stock of the Registrant, 7 million of which would be exercisable for a period of two years at $3.00 per share, 7 million of which would be exercisable for a period of four years at $4.00 per share and 7 million of which would be exercisable for a period of six years at a price of $5.00 per share.

     China Medical was established to participate in a sino-foreign joint venture with the Dunhua Huakang Pharmaceutical Plant, (DHPP") a state owned enterprise engaged in the manufacturing of formulated Chinese medicines for sale within the Peoples Republic of China ("PRC"). Under the joint venture agreement dated March 6, 1996, China Medical contributed $4,200,000 in cash for a 70% interest in the joint venture, while DHPP contributed its production plant, (buildings, plant and machinery) valued at $1,800,000 for a 30% interest in the joint venture.

     The joint venture will succeed to the business of manufacturing formulated Chinese medicine which was previously produced by DHPP. As part of the joint venture agreement, DHPP has delivered a guarantee to China Medical that the annual net income after tax (as determined under generally accepted accounting principles) of the joint venture for each of its first four years of operations will not be less than 25% of the net assets employed by the joint venture. In the event that the net income of the joint venture is below the guaranteed amount, DHPP has agreed to reallocate all or a portion of its net income from the joint venture to China Medical, or make payments to China Medical to cover any shortfall to China Medical's share of the net income. In addition, DHPP has agreed to transfer to the joint venture additional operating assets and liabilities with an estimated value of approximately $1.9 million for a note which bears interest at an annual rate of 5.5%. The joint venture has the right to transfer the note back to DHPP if the outstanding accounts receivable as of December 31, 1995 are not realized in cash by June 30, 1997.

     Other key provisions of the joint venture agreement include:

     o The joint venture duration is 30 years extending from March, 1996 to March, 2026;

     o The profit and loss sharing ration is the same as the respective percentage of equity interest (70% to China Medical and 30 % to DHPP); and

     o The Board of Directors will consist of seven members, three designated by DHPP and four designated by China Medical.

ITEM 4.  CHANGES IN IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a)  Dismissal of Independent Accounting Firm

          (i) D. Brian Maceth (the "principal accountant"), the independent accountant which audited the financial statements of the Registrant (formerly, Energy systems, Inc.) during fiscal years 1994 and 1995, was dismissed in such capacity on July 31, 1996.

          (ii) None of the principal accountant's reports on the financial statements of the registrant for either of the past two years has contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

          (iii) The decision to change accountants was recommended by the Board of Directors.

          (iv) During the preceding two years and the subsequent interim period preceding his dismissal, the Registrant had no disagreements with the principal accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the principal accountant, would have caused him to make reference to the subject matter of the disagreement(s) in connection with his report.

          (v)       None of the kinds of events listed in paragraph (a)(1)(v)
               (A) through (D) of Regulation S-K, Item 304 occurred during the two most recent fiscal years or any subsequent interim periods.

     (b)  Engagement of New Independent Accountants

          On July 31, 1996, the Registrant's Board of Directors formally engaged Arthur Anderson & co. as its new principal accountants (the "new accounting firm") to audit the Registrant's financial statements.

          The new accounting firm served as the principal accounting firm for the Registrant's subsidiary joint venture partner, Dunhua Huakang Pharmaceutical Plant, with respect to its financial statements for fiscal years 1994 and 1995. Other than its services in that regard, the Registrant, during the two most recent fiscal years and the subsequent interim period prior to the engagement of the new accounting firm, did not consult with the new accounting firm with regard to any of the matters listed in Regulation S-K Items 304(a)(2)(i) or (ii).

ITEM 5.  OTHER EVENTS

     On July 16, 1996, the Registrant filed Articles of Amendment with the Secretary of State for the State of Nevada to change its name from Energy Systems, Inc. to Natural Way Technologies, Inc.

     During May, 1996, the Registrant sold 4,200,000 of Series A Convertible Preferred Shares pursuant to the provisions of Regulation S to finance the acquisition of China Medial. The Series A Convertible Preferred Shares are convertible into Common Shares of the Registrant at any time after July 56, 1996 at the lesser of the market price of the stock, or $1.00 per share.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

             DUNHUA HUAKANG PHARMACEUTICAL PLANT
             Report of Independent Public Accountants......................*
             Statements of Operations for the Years Ended
               December 31, 1993, 1994 and 1995............................*
             Balance Sheets as of December 31, 1994 and 1994...............*
             Statements of Cash Flows for the Years Ended
               December 31, 1993, 1994 and 1995............................*
             Statements of Changes in Equity for the Years Ended
               December 31, 1993, 1994, and 1995...........................*
             Notes to Financial Statements.................................*

             DUNHUA HUAKANG PHARMACEUTICAL CO. LTD.
             Balance Sheet as of June 30, 1996 (unaudited).................F-1
             Statement of Operations for the Six Months Ended
               June 30, 1996 (unaudited)...................................F-2
             Notes to Financial Statements (Unaudited).....................F-3

             CHINA MEDICAL DEVELOPMENT CO. LTD.
             Report of Independent Public Accountants......................F-4
             Statement of Operations for the Period From
               September 29, 1995 (date of incorporation) to
               June 30, 1996...............................................F-5
             Balance Sheet as of June 30, 1996.............................F-6
             Statement of Cash Flows for the Period From
               September 29, 1995 (date of incorporation) to
               June 30, 1996...............................................F-7

             Statement of Changes in Shareholders' Equity for the
               Period From September 29, 1995 (date of incorporation)
               to June 30, 1996............................................F-8
             Notes to Financial Statements.................................F-9

     (b)     PRO FORMA FINANCIAL INFORMATION

             Introduction to Pro Forma Condensed Combined
               Financial Information.......................................F-12
             Pro Forma Condensed Combined Balance Sheet
               as of June 30, 1996 (Unaudited).............................F-13
             Pro Forma Condensed Combined Statements of
               Operations for the Year Ended December 31, 1995
               and the Months Ended June 30, 1996 (Unaudited)..............F-14
             Notes to Pro Forma Condensed Combined
               Financial Statements........................................F-15

     (c)     EXHIBITS

              2.1  Acquisition Agreement, as amended
             16.1 Letter from D. Brian Macbeth regarding change in certifying accountants.*

-------------------------

*  Previously filed.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



(REGISTRANT)                           NATURAL WAY TECHNOLOGIES, INC.
BY (SIGNATURE)                         /s/ Yiu Yat Hung
(NAME AND TITLE)                       Yiu Yat Hung, Chairman and
                                       Chief Executive Officer
(DATE)                                 November 22, 1996













































                                  -7-


































                              FINANCIAL STATEMENTS
                                       OF
                     DUNHUA HUAKANG PHARMACEUTICAL CO. LTD.
































                      DUNHUA HUAKANG PHARMACEUTICAL CO. LTD.

                             Balance Sheet (Unaudited)
                             (in United States $'000)

                                     ASSETS

                                                    June 30, 1996
                                                    -------------
Current assets:
  Cash                                                $  3,010
  Accounts receivable, net                               7,961
  Prepayments                                              353
  Inventories, net                                         527
  Due from related companies                             1,197
                                                      --------
    Total current assets                                13,048

Deferred value added tax recoverable                       142
Property, plant and equipment, net                       2,193
                                                      --------

    Total assets                                      $ 15,383
                                                      ========
                     LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Short-term borrowings                               $     40
  Accounts payable                                         802
  Accrued expenses and other payables                    1,674
  Taxation payable                                       1,894
  Due to a joint venture partner                         2,556
  Due to related companies                                  18
                                                      --------
    Total current liabilities                            6,984

Shareholders' equity:
  Paid-in capital                                        4,800
  Dedicated capital                                      1,109
  Retained earnings                                      2,490
                                                      --------
    Total shareholders' equity                           8,399
                                                      --------

    Total liabilities and shareholders' equity        $ 15,383
                                                      ========




                 See accompanying notes to financial statements

                     DUNHUA HUAKANG PHARMACEUTICAL CO. LTD.

                       Statement of Operations (Unaudited)
                            (in United States $'000)

                                                  Six Months Ended
                                                    June 30, 1996
                                                  ----------------
Net sales                                            $  5,410

Cost of goods sold                                      1,439
                                                     --------

  Gross profit                                          3,971

Selling, general and
 administrative expense                                (2,051)

Interest income (expense)                                 (52)

Other expenses, net                                        (9)
                                                     --------

  Income before income taxes                            1,859

Provision for income tax                                  (60)
                                                     --------

Net income                                           $  1,799
                                                     ========












                  See accompanying notes to financial statements


                                       F-2

                     DUNHUA HUAKANG PHARMACEUTICAL CO. LTD.

                   Notes to Financial Statements (Unaudited)


1.   INTERIM FINANCIAL PRESENTATION

     The interim financial statements and notes thereto should be read in conjunction with the financial statements and notes included in the Dunhua Huakang Pharmaceutical Plant audited financial statements for the year ended December 31, 1995. In the opinion of management, these interim financial statements reflect all adjustments of a normal recurring nature necessary for a fair statement of the results for the interim period presented.

2.   ORGANIZATION

     Dunhua Huakang Pharmaceutical Co. Ltd. ("DHPC") was established as a sino-foreign joint venture in the People's Republic of China on March 6, 1996 pursuant to the terms of a joint venture agreement between Dunhua Huakang Pharmaceutical Plant ("DHPP") and China Medical Development Company Limited ("CMDC"). Pursuant to the joint venture agreement, CMDC is required to contribute to DHPC cash of $4,200,000 as its capital contribution for 70% equity interest in DHPC, while DHPP is required to contribute to DHPC its production plant, including buildings and machinery, with a value of $1,800,000 as its capital contribution for 30% equity interest in DHPC. As of June 30, 1996, CMDC had contributed $3,000,000 into DHPC as its capital contribution and the remaining $1,200,000 will be due for payment on or before March 5, 1997.
























                                        F-3

                                FINANCIAL STATEMENTS
                                        OF
                         CHINA MEDICAL DEVELOPMENT CO. LTD.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders and Board of Directors of China Medical Development Company Limited:


We have audited the accompanying parent company balance sheet of China Medical Development Company Limited (incorporated in the British Virgin Islands; "the Company") as of June 30, 1996, and the related statements of operations, cash flows and changes in shareholder's equity for the period from September 29, 1995 (date of incorporation) to June 30, 1996, expressed in United States Dollars. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of China Medical Development Company Limited as of June 30, 1996, and the results of its operations and its cash flows for the period from September 29, 1995 (date of incorporation) to June 30, 1996, in conformity with generally accepted accounting principles in the United States of America.


                                     /s/ Arthur Andersen & Co.
                                     Arthur Andersen & Co.


Hong Kong,
November 13, 1996.


















                                       -1-
                                       F-4

                    CHINA MEDICAL DEVELOPMENT COMPANY LIMITED
                               STATEMENT OF OPERATIONS
          FOR THE PERIOD FROM SEPTEMBER 29, 1995 (DATE OF INCORPORATION)
                                   TO JUNE 30, 1996
                       (Expressed in United States dollars)

Interest income, net                      $  35,463
                                          ---------

       Income before income tax              35,463

Provision for income tax                          -
                                          ---------

       Net income                         $  35,463
                                          =========






























   The accompanying notes are an integral part of these financial statements.












                                     -2-
                                     F-5

                     CHINA MEDICAL DEVELOPMENT COMPANY LIMITED
                        balance sheet as OF JUNE 30, 1996
                      (Expressed in Uinted States dollars)

ASSETS

Current assets:
  Cash                                            $   19,660
  Due from a related company                          56,905
  Loan to a related company                        1,200,000
                                                  ----------

Total current assets                               1,276,565

  Investment in a subsidiary                       3,000,000
                                                  ----------

  Total assets                                    $4,276,565
                                                  ==========

LIABILITIES AND SHAREHOLDER'S EQUITY

Liabilities:
  Due to a director                               $   31,102
                                                  ----------

Shareholder's equity:
  Common stock                                        10,000
  Additional paid-in capital                       4,200,000
  Retained earnings                                   35,463
                                                  ----------

  Total equity                                     4,245,463
                                                  ----------

  Total liabilities and shareholder's equity      $4,276,565
                                                  ==========












  The accompanying notes are an integral part of these financial statements.








                                      -3-
                                      F-6

                      CHINA MEDICAL DEVELOPMENT COMPANY LIMITED
                              STATEMENT OF CASH FLOWS
          FOR THE PERIOD FROM SEPTEMBER 29, 1995 (DATE OF INCORPORATION)
                                 TO JUNE 30, 1996
                      (Expressed in Uinted States dollars)

Cash flows from operating activities:

Net income                                                    $    35,463
                                                              -----------

  Net cash provided from operating activities                      35,463
                                                              -----------

Cash flows from investing activities:

Acquisition of a subsidiary                                    (3,000,000)
Advance to a related company                                      (56,905)
Loan to a related company                                      (1,200,000)
                                                              -----------

  Net cash used in investing activities                        (4,256,905)
                                                              -----------

Cash flows from financing activities:

Loan from a director                                               31,102
Proceeds from issuance of common stock                             10,000
Additional shareholder contributions                            4,200,000
                                                              -----------

Net cash provided by financing activities                       4,241,102
                                                              -----------

  Net increase in cash                                             19,660

Cash, as of beginning of period                                         -
                                                              -----------

Cash, as of end of period                                     $    19,660
                                                              ===========










   The accompanying notes are an integral part of these financial statements.







                                       -4-
                                       F-7

                    CHINA MEDICAL DEVELOPMENT COMPANY LIMITED
                  STATEMENT OF CHANGES IN SHAREHOLDER'S EQUITY
          FOR THE PERIOD FROM SEPTEMBER 29, 1995 (DATE OF INCORPORATION)
                                  TO JUNE 30, 1996
                       (Expressed in United States dollars)


                                     Common stock
                                  ------------------    Additional
                                  Number of               Paid In    Retained
                                   Shares     Amount      Capital    Earnings
                                  ---------   ------    ----------   --------
Balance as of September 25, 1995
 (date of incorporation)                 -    $      -  $        -   $     -

Issuance of common stock            10,000      10,000           -         -

Additional shareholder
 contributions                           -           -   4,200,000         -

Net income                               -           -           -    35,463
                                    ------     -------  ----------   -------

Balance as of June 30, 1996         10,000     $10,000  $4,200,000   $35,463
                                    ======     =======  ==========   =======




















   The accompanying notes are an integral part of these financial statements.











                                        -5-
                                        F-8

                     CHINA MEDICAL DEVELOPMENT COMPANY LIMITED
                            NOTES TO FINANCIAL STATEMENTS
                    (Amounts expressed in United States dollars)



1.  ORGANIZATION AND PRINCIPAL ACTIVITIES

China Medical Development Company Limited (the "Company") was incorporated in the British Virgin Islands on September 29, 1995.

On February 14, 1996, the Company allotted and issued 7,000 shares of common stock, par value $1 each, to Beautimate Group Limited ("BGL"; a company incorporated in the British Virgin Islands) and 3,000 shares of common stock, par value $1 each, to Ongoing Limited ("OL"; a company incorporated in the British Virgin Islands), for $10,000. BGL is owned and controlled by Yiu Yat Hung (director of the Company), Yiu Yat On (director of the Company), Yao Yile and Yao Suzhen, and OL is owned and controlled by Guan Wu (director of the Company).

Joint venture

On March 6, 1996, the Company entered into a joint venture agreement with Dunhua Huakang Pharmaceutical Plant ("DHPP") to establish a sino-foreign joint venture in the People's Republic of China ("the PRC") - Dunhua Huakang Pharmaceutical Co. Ltd. ("DHPC"). Pursuant to this joint venture agreement, the Company is required to contribute to DHPC cash of $4,200,000 as its capital contribution for 70% equity interest in DHPC, while DHPP is required to contribute to DHPC its production plant, including buildings and machinery, with a value of $1,800,000 as its capital contribution for 30% equity interest in DHPC. As of June 30, 1996, the Company had contributed $3,000,000 into DHPC as its capital contribution, and the remaining $1,200,000 will be due for payment on or before March 5, 1997.

DHPC has succeeded to the business of manufacturing formulated Chinese medicine which was previously undertaken by DHPP. In connection with the establishment of DHPC, DHPP has delivered to the Company a guarantee that the annual net income after tax (as determined under generally accepted accounting principles in the United States of America) of DHPC for each of its first four years of operations will not be less than 25% of the net assets employed by DHPC. In the event that the net income of DHPC is below the guaranteed amount, DHPP has agreed to reallocate all or a portion of its entitlement to the net income of DHPC to the Company or make payments to the Company so as to cover any shortfall with respect to the Company's share of the net income. In addition, DHPP has transferred into DHPC additional operating assets and liabilities with an estimated valuation of approximately $4,288,000 for a note receivable which bears interest at an annual rate of 5.5%. DHPP has also given a guarantee to the Company to transfer DHPP's accounts receivable as of December 31, 1995 back to DHPP if such accounts receivable are not realized in cash by June 30, 1997.












                                        -6-
                                        F-9

The other key provisions of the joint venture agreement include:

     o  the joint venture period is 30 years from March 1996 to March
        2026;

     o the profit and loss sharing ratio is the same as the respective percentage of equity interest; and

     o the Board of Directors consists of seven members, with four designated by the Company and three designated by DHPP.

Change in shareholders

On June 30, 1996, BGL and OL, the then shareholders of the Company, entered into an agreement with Natural Way Technologies, Inc. ("NWYT"; previously named Energy Systems, Inc.; a Nevada, U.S.A. corporation) underwhich NWYT acquired a 100% interest in the Company by issuing to BGL and OL an aggregate of 7,000,000 shares of common stock, par value of $0.001, 100,000 shares of Series B convertible and redeemable preferred stock and 21,000,000 shares of warrants. Among the warrants, 7,000,000 of Class A warrants are exercisable at a price of $3.00 for one share of common stock at any time up to June 30, 1998; 7,000,000 of Class B warrants are exercisable at a price of $4.00 for one share of common stock at any time up to June 30, 2000; and 7,000,000 of Class C warrants are exercisable at a price of $5.00 for one share of common stock at any time up to June 30, 2002.



2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.  Subsidiary

    A subsidiary is a company in which the Company holds, directly or indirectly, more than 50% of its issued voting share capital. Investment in a subsidiary is stated at cost which approximate equity.

b.  Income taxes

    Income tax is provided under the provisions of Statement of Financial Accounting Standards No. 109, which requires recognition of deferred tax assets and liabilities for expected future tax consequences of events that have been included in the financial statements or tax returns. Deferred income taxes are provided using the liability method. Under the liability method, deferred income taxes are recognised for all significant temporary differences between the tax and financial statement bases of assets and liabilities.













                                        -7-
                                        F-10

c.  Foreign currency translation

    The translation of the financial statements of the foreign subsidiary into United States dollars is performed for balance sheet accounts using closing exchange rates in effect at the balance sheet date and for revenue and expense accounts using an average exchange rate during each reporting period.



3.  INCOME TAX

The Company is incorporated in the British Virgin Islands under the International Business Companies Act and, accordingly, is exempted from the payment of income tax in the British Virgin Islands.



4.  COMMON STOCK

During the period, the Company issued 10,000 shares of common stock at par value of $1 per share for $10,000.



5.  RELATED PARTY TRANSACTIONS

The Company entered into the following transactions with related parties:

a. The loan to Shen Po Holdings Limited, a related company which is owned and controlled by Yiu Yat Hung (a director of the Company), of approximately $1,200,000 is unsecured, bears interest at 15% per annum and is repayable on or before November 15, 1996. The recoverablility of this loan is also guaranteed by Mr. Yiu Yat Hung. During the period, the Company earned from this related company interest income of approximately $23,000.

b. The amount due from a related company and the amount due to a director are unsecured, non-interest bearing and without pre-determined repayment terms.

                                     PRO FORMA
                                CONDENSED COMBINED
                              FINANCIAL INFORMATION

                           NATURAL WAY TECHNOLOGIES, INC.

               PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial information reflects the June 30, 1996 acquisition of 100% of the stock of China Medical Development Company Limited ("CMDC") in exchange for the issuance of 7,000,000 shares of common stock, 100,000 shares of Series B preferred stock, 7,000,000 Class A Warrants, 7,000,000 Class B Warrants and 7,000,000 Class C Warrants. CMDC is a British Virgin Island corporation formed on September 29, 1995. On March 6, 1996, CMDC entered into a joint venture agreement with Dunhua Huakang Pharmaceutical Plant ("DHPP") to establish a sino-foreign joint venture in the People's Republic of China (the "PRC") - Dunhua Huakang Pharmaceutical Co. Ltd. ("DHPC"). Pursuant to this joint venture agreement, CMDC was required to contribute to DHPC cash of $4,200,000 as its capital contribution for a 70% equity interest in DHPC, while DHPP was required to contribute to DHPC its production plant, including buildings and machinery, with a value of $1,800,000 as its capital contribution for a 30% equity interest in DHPC. As of June 30, 1996, CMDC had contributed $3,000,000 into DHPC as its capital contribution and the remaining $1,200,000 will be due for payment on or before March 5, 1997.

The pro forma balance sheet data at June 30, 1996 assumes the formation of DHPC and the acquisition of CMDC occurred at June 30, 1996. The pro forma statements of operations for the six months ended June 30, 1996 and the year ended December 31, 1995 assumes the formation of DHPC and acquisition of CMDC occurred on December 31, 1994.

The historical financial information of DHPP, DHPC and CMDC as of and for the six months ended June 30, 1996 and the year ended December 31, 1995 have been derived from the respective companies' financial statements included elsewhere herein and such information with respect to the Company has been derived from reports filed by the Company on Form 10-KSB and Form 10-QSB for such periods. The pro forma financial information should be read in conjunction with the acompanying notes thereto and with the financial statements of the Company, DHPP, DHPC and CMDC.

The pro forma condensed combined financial information does not purport to be indicative of the financial position or operating results which would be achieved had the formation of DHPC and the acquisition of CMDC been consummated as of the dates indicated and should not be construed as representative of future financial position or operating results. In management's opinion, all adjustments necessary to reflect the effects of the transactions described have been made.

                        NATURAL WAY TECHNOLOGIES, INC.
                 PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                  June 30, 1996
                        (Amounts in United States $'000)
                                    (Unaudited)

                          Natural                     Pro Forma       Pro Forma
                            Way      CMDC      DHPC   Adjustments     Combined
                          -------  -------   -------  -----------     ---------
ASSETS

Current assets
 Cash                     $    -   $   19    $ 3,010   $     -        $ 3,029
 Accounts receivable           -        -      7,961         -          7,961
 Prepayments                   -        -        353         -            353
 Inventories                   -        -        527         -            527
 Due from related company      -       57      1,197       (40)<F3>     1,214
 Loan to a related company     -    1,200          -         -          1,200
 Deposit                   1,400        -          -         -          1,400

Deferred value added tax       -        -        142         -            142
Investment in subsidiary   4,207    3,000          -    (7,207)<F2>         -
Property, plant and
 equipment                     -        -      2,193         -          2,193
                          ------   ------    -------   -------        -------

  Total assets            $5,607   $4,276    $15,383   $(7,247)       $18,019
                          ======   ======    =======   =======        =======

LIABILITIES AND
STOCKHOLDERS' EQUITY

Current liabilities:
 Accounts payable         $    8   $    -    $   802   $     -        $   810
 Short-term borrowings         -        -         40         -             40
 Accrued expenses              -        -      1,674         -          1,674
 Taxes payable                 -        -      1,894         -          1,894
 Due to joint venture
  partner                      -        -      2,556    (2,556)<F1><F3>     -
 Due to related companies      -        -         18         -             18
 Due to a director             -       31          -         -             31

Minority interest              -        -          -     2,519<F1>      2,519

Shareholders' equity:
Common stock                   8       10          -       (10)<F2>         8
Preferred stock                -        -          -         -              -
Additional paid-in capital 5,601    4,200      4,800    (7,200)<F2>     7,401
Dedicated capital              -        -      1,109         -          1,109
Subscription monies
 receivable                    -        -          -         -              -
Retained earnings
 (deficit)                   (10)      35      2,490         -          2,515
                          ------   ------    -------   -------        -------
  Total stockholders'
   equity                  5,599    4,245      8,399    (7,210)        11,033
                          ------   ------    -------   -------        -------

  Total liabilities and
   stockholders' equity   $5,607   $4,276    $15,383   $(7,247)       $18,019
                          ======   ======    =======   =======        =======

<F1>
To record minority interest in net assets acquired of DHPC.
<F2>
To eliminate investments in subsidiaries.
<F3>
To eliminate intercompany payables.

                                 See accompanying notes

                                         F-13

                          NATURAL WAY TECHNOLOGIES, INC.
             PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
                      For the Six Months Ended June 30, 1996
                         (Amounts in United States $'000)
                                   (Unaudited)

                          Natural                     Pro Forma       Pro Forma
                            Way      CMDC      DHPC   Adjustments     Combined
                          -------  -------   -------  -----------     ---------
Net sales                 $   -    $   -     $ 5,410  $       -       $ 5,410
Cost of goods sold            -        -       1,439          -         1,439
                          -----    -----     -------  ---------
  Gross profit                -        -       3,971          -         3,971

Selling, general and
 administrative expense       -        -      (2,051)         -        (2,051)
Interest income (expense)     -       35         (52)         -           (17)
Other expenses, net           -        -          (9)         -            (9)
                          -----    -----     -------   --------       -------
  Income before income
   taxes                      -       35       1,859          -         1,894

Provision for income tax      -        -         (60)         -           (60)
                          -----    -----     -------   --------       -------
  Income before minority
   interest                   -       35       1,799          -         1,834
Minority interest             -        -           -       (540)         (540)
                          -----    -----     -------   --------       -------
Net income                $   -    $  35     $ 1,799   $   (540)       $1,294
                          =====    =====     =======   ========       =======

            PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
                      For the Year Ended December 31, 1995
                       (Amounts in United States $'000)
                                 (Unaudited)

                          Natural                     Pro Forma       Pro Forma
                            Way      CMDC      DHPC   Adjustments     Combined
                          -------  -------   -------  -----------     ---------
 Net sales                 $   -    $   -     $10,348  $      -       $10,348
Cost of goods sold            -        -       2,683          -         2,683
                          -----    -----     -------  ---------       -------
  Gross profit                -        -       7,665          -         7,665

Selling, general and
 administrative expense      (8)       -      (4,364)         -        (4,372)
Interest income (expense)     -        -          19          -            19
Other expenses, net           -        -          (6)         -            (6)
                          -----    -----     -------  ---------       -------
  Income before income
   taxes                     (8)       -       3,314          -         3,306

Provision for income tax      -        -        (120)         -          (120)
                          -----    -----     -------  ---------       -------
  Income before minority
   interest                  (8)       -       3,194          -         3,186
Minority interest             -        -           -       (958)         (958)
                          -----    -----     -------  ---------       -------
Net income                $  (8)   $   -     $ 3,194  $    (958)      $ 2,228
                          =====    =====     =======  =========       =======


                               See accompanying notes

                                       F-14

                          NATURAL WAY TECHNOLOGIES, INC.
            NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                                   (Unaudited)

PRO FORMA ADJUSTMENTS:

(1)  To record minority interest in net assets acquired of DHPC.

(2)  To eliminate investments in subsidiaries.

(3)  To eliminate intercompany payables.




































                                        F-15